Exhibit 99.1

Tecogen Announces Merger S-4 Effective by SEC

WALTHAM, Mass., April 13, 2017 /PRNewswire/ -- Tecogen, Inc. (NASDAQ: TGEN), or the Company, today announced that its registration statement on SEC Form S-4 (the "Registration Statement") filed with Securities and Exchange Commission (the "SEC") in connection with its merger with American DG Energy, Inc. ("ADGE"), was declared effective by the SEC on April 12, 2017. The Registration Statement includes a definitive proxy statement of TGEN, a definitive proxy statement of ADGE and a prospectus of TGEN (when available). Notice of the Special Meeting and a definitive proxy statement/prospectus is expected to be mailed on or about May 4, 2017, to stockholders of the Company as of April 24, 2017. BEFORE MAKING ANY VOTING DECISION, THE COMPANY'S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, without charge, a copy of the definitive proxy statement/prospectus (when available) and other documents that TGEN and ADGE file with the SEC from the SEC's website at www.sec.gov. The definitive proxy statement/prospectus (when available) and other relevant documents will also be available, without charge, by directing a request by mail or telephone to (781) 466-6400, or from the Company's website, www.tecogen.com.
This Press Release may be deemed to be a solicitation with respect to the proposed stockholder vote approving the Merger.
Tecogen, ADGE, their respective directors and executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the Special Meeting at which the Company's stockholders will have the opportunity to vote on the proposed Merger. Additional information regarding the interests of such potential participants will be included or incorporated by reference in the definitive proxy statement/prospectus (when available).
Special Meeting Information
TGEN established a record date of April 24, 2017 for its special meeting of stockholders (the "Special Meeting") to be held to consider and vote upon  (1) a proposal to approve the issuance of the shares of common stock, par value $.001 per share, of the Company pursuant to the Agreement and Plan of Merger, dated as of November 1, 2016, as subsequently amended (the "Merger Agreement"), among the Company, Tecogen. ADGE Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and ADGE, pursuant to which Merger Sub will merge with and into ADGE, with ADGE as the surviving entity such that ADGE will become a wholly-owned subsidiary of TGEN (the "Merger"), and (2) a proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies.
The Special Meeting will be held at TGEN's principal executive offices at 45 First Avenue, Waltham, Massachusetts 02451, on Thursday, May 18, 2017, at 11 a.m., Eastern Time.
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
This press release (the "Press Release"), contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward looking statements are subject to various known and unknown risks, uncertainties and other factors. When the Company uses words such as "believes," "expects," "anticipates," "estimates," "plans" or similar expressions, the Company is making forward looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, its expected results may not be achieved, and actual results may differ materially from its expectations. For example, this Current Report states the date that the Company expects to mail the proxy statement to its stockholders and the

Exhibit 99.1

date of the Special Meeting. These dates could change and the mailing and/or the date of the Special Meeting could be delayed.
You should not rely upon forward-looking statements except as statements of the Company's present intentions and of the Company's present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this document as well as the Company's other filings with the SEC, including the sections captioned "Risk Factors" and "Cautionary Note Regarding Forward Looking Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 23, 2017.
Tecogen Media & Investor Relations Contact Information:
John N. Hatsopoulos
P: (781) 622-1120
E: John.Hatsopoulos@Tecogen.com